UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2020
Date of Report (Date of earliest event reported)

ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35637	22-3388607
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Sylvan Avenue
Englewood Cliffs, NJ 07632

(Address of principal executive offices, zip code)

(201) 567-5648
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	ASFI	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 27, 2020, Asta Funding, Inc. (the “Company”) received a letter from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it had violated Nasdaq Listing Rule 5250(c)(1) because the Company had not yet filed its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Quarterly Report”) with the Securities and Exchange Commission (the “SEC”). As previously disclosed on May 18, 2020 on Form 12b-25, the Quarterly Report could not be filed by its May 15, 2020 deadline without unreasonable effort and expenses due to delays experienced in the collection, compilation and analysis of certain information required to be included in the Quarterly Report.

In its letter, Nasdaq stated that the Company had until July 27, 2020 to submit a plan to regain compliance. If Nasdaq accepted the Company’s plan, it could then grant an exception of up to 180 calendar days from the Quarterly Report’s due date, or until November 16, 2020, to regain compliance. If Nasdaq did not accept the Company’s plan, the Company would have had the opportunity to appeal that decision to a Nasdaq Hearings Panel and to request a further stay pending the appeal. Nasdaq’s letter has had no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Global Select Market.

On May 29, 2020, the Company filed the Quarterly Report with the SEC and subsequently received a close-out letter from Nasdaq on June 1, 2020, which alerted the Company that it had regained compliance under Rule 5250(c)(1).

A copy of the press release announcing the May 27, 2020 and June 1, 2020 Nasdaq notifications is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Asta Funding, Inc. dated June 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASTA FUNDING, INC.

Date: June 1, 2020	By:	/s/ Steven Leidenfrost
Steven Leidenfrost
Chief Financial Officer

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